Management and assessment of financial risks	9 Months Ended
Sep. 30, 2025
Financial Risk Management [Abstract]
Management and assessment of financial risks	Management and assessment of financial risks
The Group is exposed to interest rate risk, credit risk, foreign currency risk and liquidity risk. The Group has not identified any significant changes in the identified credit and interest rate risks as of September 30, 2025 compared to December 31, 2024.
Liquidity risk
The remaining contractual maturities of financial liabilities as of December 31, 2024 and September 30, 2025 are presented in Note
15.8.
The Group's estimate of its cash runway as of the date of approval of these financial statements is set forth in Note 2 - Going concern.
Foreign currency risk
The Group is exposed to a risk of exchange rates fluctuations on commercial transactions performed in currencies different from the functional currency of the Group entity recording the transactions.
As of September 30, 2025, the monetary assets and liabilities denominated in U.S. dollars held by the Company amounted to respectively $458,254 thousand (of which $450,233 thousand corresponding to cash and cash equivalents) and $1,878 thousand.
As a result, a 10% adverse change in the closing exchange rate for the euro against the U.S. dollar would have resulted in a foreign exchange loss of €35,337 thousand, while a 10% favorable change would have resulted in a foreign exchange gain of €43,189 thousand.
The Subsidiary does not hold any monetary asset or liability denominated in currencies different from its functioning currency (the
U.S. dollar).
At this stage, the Group has not adopted any other recurring mechanism of hedging to protect its activity against currency fluctuations.
From time to time, the Group may nevertheless subscribe currency term accounts in order to cover a commitment in currency as described above. The Group may consider in the future using a suitable policy to hedge exchange risks in a more significant manner if needed.